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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                         SECURITY EXCHANGE ACT OF 1934




Date of report    November 7, 2000
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                           NPS PHARMACEUTICALS, INC.
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            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)



          0-23272                                       87-0439579
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  (Commission File Number)                 (I.R.S. Employer Identification No.)



420 Chipeta Way, Salt Lake City, Utah                             84108-1256
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(Address of Principal Executive Offices)                          (Zip Code)



(801) 583-4939
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(Registrant's Telephone Number, Including Area Code)



N/A
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(Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

     On November 7, 2000, NPS Pharmaceuticals, Inc. announced its third-quarter and nine-month operating results.

     The press release is filed as an exhibit to this report and is incorporated herein by reference.

     The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about NPS's business contained in the press release are "forward-looking" rather than "historic."


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NPS PHARMACEUTICALS, INC.



Date:  November 7, 2000                    /s/ James U. Jensen
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                                           James U. Jensen, Vice President